Exhibit 99.1

1 © 2024, Iovance Biotherapeutics, Inc. © 2024, Iovance Biotherapeutics, Inc. Corporate Overview May 31, 2024 1

Forward-Looking Statements

Certain matters discussed in this presentation are “forward-looking statements” of Iovance Biotherapeutics, Inc. (hereinafter referred to as the “Company,” “we,” “U.S.,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Without limiting the foregoing, we may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “forecast,” “guidance,” “outlook,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments, and other factors believed to be appropriate. Forward-looking statements in this press release are made as of the date of this press release, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements, and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the risks related to our ability to successfully commercialize our products, including Amtagvi and Proleukin, for which we obtain U.S. Food and Drug Administration (“FDA”), European Medicines Agency (“EMA”), or other regulatory authority approval; the risk that the EMA or other regulatory authorities may not approve or may delay approval for our biologics license application (“BLA”) submission for lifileucel in metastatic melanoma; the acceptance by the market of our products, including Amtagvi and Proleukin, and their potential pricing and/or reimbursement by payors, if approved (in the case of our product candidates), in the U.S. and other international markets and whether such acceptance is sufficient to support continued commercialization or development of our products, including Amtagvi and Proleukin, or product candidates, respectively; our ability or inability to manufacture our therapies using third party manufacturers or at our own facility may adversely affect our commercial launch; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in our sponsored trials; the risk regarding the successful integration of the recent Proleukin acquisition; the risk that the successful development or commercialization of our products, including Amtagvi and Proleukin, may not generate sufficient revenue from product sales, and we may not become profitable in the near term, or at all; the risk that future competitive or other market factors may adversely affect the commercial potential for Amtagvi or Proleukin; the risks related to the timing of and our ability to successfully develop, submit, obtain, or maintain FDA, EMA, or other regulatory authority approval of, or other action with respect to, our product candidates; whether clinical trial results from our pivotal studies and cohorts, and meetings with the FDA, EMA, or other regulatory authorities may support registrational studies and subsequent approvals by the FDA, EMA, or other regulatory authorities, including the risk that the planned single arm Phase 2 IOV-LUN-202 trial may not support registration; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that enrollment may need to be adjusted for our trials and cohorts within those trials based on FDA and other regulatory agency input; the risk that the changing landscape of care for cervical cancer patients may impact our clinical trials in this indication; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA, EMA, or other regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with the FDA, EMA, or other regulatory authorities may differ from the interpretation of such results or communications by such regulatory authorities (including from our prior meetings with the FDA regarding our non-small cell lung cancer clinical trials); the risk that clinical data from ongoing clinical trials of Amtagvi will not continue or be repeated in ongoing or planned clinical trials or may not support regulatory approval or renewal of authorization; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; the effects of the COVID-19 pandemic; and other factors, including general economic conditions and regulatory developments, not within our control.

© 2024, Iovance Biotherapeutics, Inc.
IOVANCE 2

Global Leadership in Innovating, Developing and Delivering TIL Therapy for Patients with Cancer

Commercial Products

AMTAGVI™ (lifileucel) Suspension for IV infusion

PROLEUKIN® (aldesleukin)

Commercial

100+ Amtagvi Patients Enrolled by 5/9/24

Payers responsible for **200 million+** patient lives have approved Amtagvi for at least 1 patient

50 Authorized Treatment Centers by 5/28/2024

Pipeline

2 Registrational Clinical Trials

7 Active Clinical Trials

5 Tumor Types in Clinic

3 Fast Track **1** BTD **1** RMAT Designations

People & Assets

~$363M Cash Position as of 3/31/24

120+ U.S. and International Patents

600+ Employees

Partners & Collaborators

NIH National Cancer Institute

The University of Texas MD Anderson Cancer Center

Moffitt Cancer Center

Yale Cancer Center

Cellectis Editing Life

© 2024, Iovance Biotherapeutics, Inc.

Abbreviations: BTD=Breakthrough Therapy Designation; FDA=U.S. Food and Drug Administration; RMAT=Regenerative Medicine Advanced Therapy Designation

IOVANCE 3

Iovance Solid Tumor Portfolio Highlights

		INDICATIONS	PHASE 1	PHASE 2	PHASE 3	APPROVED
Commercial	AMTAGVI (lifileucel) Suspension for IV infusion	Post-anti-PD-1 advanced melanoma (U.S.) Planned submissions: EU (2Q24), U.K. & Canada (2H24)	Approved			
Commercial	PROLEUKIN (aldesleukin) Recombinant IL-2	Amtagvi treatment regimen (U.S.) Advanced melanoma, renal cell carcinoma (U.S., ex-U.S.)	Approved			
Label Expansion Opportunities – Registration-Directed	Lifileucel + pembrolizumab	Frontline advanced melanoma	TILVANCE-301 Phase 3 (FTD, Confirmatory)			
Label Expansion Opportunities – Registration-Directed	Lifileucel	2L post-chemo & anti-PD-1 advanced NSCLC	IOV-LUN-202: Cohorts 1&2			
Label Expansion Opportunities – Lifileucel Pipeline	Lifileucel	2L post-chemo & anti-PD-1 endometrial cancer	*Planned*			
Label Expansion Opportunities – Lifileucel Pipeline	Lifileucel, Lifileucel + ICI	2-4L incl. post-anti-PD-1 advanced NSCLC	IOV-COM-202: Cohorts 3A, 3B*, 3C			
Label Expansion Opportunities – Lifileucel Pipeline	Lifileucel + ICI	1L advanced melanoma	IOV-COM-202: Cohort 1A			
Label Expansion Opportunities – Lifileucel Pipeline	Lifileucel core biopsy	2L post-chemo & post-anti-PD-1 advanced NSCLC	IOV-LUN-202: Cohort 3			
Next-Generation Products	PD-1 Inactivated TIL (IOV-4001)	Post anti-PD1 advanced melanoma	IOV-GM1-201: Cohort 1			
Next-Generation Products	PD-1 Inactivated TIL (IOV-4001)	2-4L incl. post-anti-PD-1 advanced NSCLC	IOV-GM1-201: Cohort 2			
Next-Generation Products	IL-2 analog (IOV-3001)	TIL Treatment Regimen (planned IND in 3Q 2024)	*Planned*			
Next-Generation Products	IL-12 tethered TIL (IOV-5001)	Undisclosed (planned IND early 2025)	*Planned*			

*Enrollment complete

Abbreviations: 1L=first line; 2L=second line; 4L=fourth line; BTD=Breakthrough Therapy Designation; FTD=Fast Track Designation; ICI=immune checkpoint inhibitor; IL-2=interleukin 2; IL-12=interleukin 12; IND=investigational new drug application; NSCLC=non-small cell lung cancer; PD-1=programmed cell death protein-1; TIL=tumor infiltrating lymphocytes

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 4

5 © 2024, Iovance Biotherapeutics, Inc. Tumor Infiltrating Lymphocytes (TIL): Leading Cell Therapy Platform for Solid Tumors TIL – Unique Proposed Mechanism of Action • Individualized • One - time therapy • Deploys the patient’s own T cells to fight cancer Tumor Tissue Collection Patient - specific T Cells Grown into the Billions 1 TIL Treatment Regimen 1. Amtagvi USPI

6 © 2024, Iovance Biotherapeutics, Inc. 6 First and only one - time, individualized T cell therapy approved by FDA for a solid tumor cancer

7 © 2024, Iovance Biotherapeutics, Inc. 1. Amtagvi USPI First FDA Approved Treatment after Progression on Anti - PD - 1 Therapy & BRAF/MEK Inhibitors 1

U.S. Metastatic Melanoma Patient Population

~13k

Estimated eligible advanced melanoma patients per year in U.S.[1]

8k

Annual deaths in U.S.[2]

U.S. Melanoma Drug-Treated Population in 2021

Unresectable / Metastatic[1]


9.9K
6.3K
4.8K
1L
2L
3L-4L

More than half of patients progress **within 12 months** on current **1L ICIs**, regardless of BRAF mutation status[3]

Amtagvi™ is preferred second-line or subsequent therapy in National Comprehensive Cancer Network® (NCCN) guidelines for treatment of cutaneous melanoma

1. Clarivate DRG Disease Landscape (2021)
2. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.gov accessed May 2024
3. Larkin et al, NEJM 2019; Robert et al, Lancet Oncology 2019; Tawbi et al, NEJM 2022

Abbreviations: 1L=first line therapy, 2L=second line therapy, 3L=third line therapy; 4L=fourth line therapy; ICI=immune checkpoint inhibitor

© 2024, Iovance Biotherapeutics, Inc.

8

9 © 2024, Iovance Biotherapeutics, Inc. Amtagvi ¯ Delivered Deep and Durable Responses (95% CI: 21.1, 43.4) mDOR Not Reached ORR 31.4% (95% CI: 24.1, 39.4) (Range: 1.4+, 45.0+) (Range: 1.4+, 26.3+; 95% CI: 4.1, NR) 18.6 months follow up 21.5 months follow up 2 1. C - 144 - 01 Clinical Trial, Amtagvi USPI 2. Data on file. Abbreviations: CI=confidence interval; mDOR = median duration of response; NR = not reached; ORR=objective response rate Cohort 4 Pivotal 1 (n=73) Supportive Pooled Data 1 (n=153) mDOR Not Reached ORR 31. 5%

10 © 2024, Iovance Biotherapeutics, Inc. Amtagvi ¯ Durability at 4 - Years Median DOR not reached at 4 - year follow - up 4 - year Follow - up of Pooled Analysis (n=153) 31.4% (95% CI: 24.1, 39.4) ORR Not Reached (95% CI: 8.3, NR) mDOR 48.1 months follow - up 21.9% of patients were alive at 4 - year follow - up 1. Medina et al, ESMO IO 2023 Abbreviations: CI=confidence interval; mDOR = median duration of response; NR = not reached; ORR=objective response rate

Amtagvi™ Patient Journey

Amtagvi Autologous T Cell Therapy

Enrollment & Reimbursement Approval — ~2-6 weeks

Scheduling & Tumor Tissue Procurement — Goal <2 weeks

Manufacturing & Release Testing — ~34 days



Treatment Regimen

Lymphodepletion — 7 Days

★ **Amtagvi** → *Short-Course Proleukin®*

Reimbursement approval timelines between ATCs and payers for Amtagvi are decreasing over time

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 11

12 © 2024, Iovance Biotherapeutics, Inc. Iovance Cell Therapy Center: i CTC • Built - to - suit custom facility in Navy Yard Philadelphia • Supplies commercial and clinical TIL therapy • Annual capacity for up to several thousand patients as built • Expansion underway for additional capacity within iCTC over next few years • Control to optimize capacity, quality & COGS FDA - Approved Cell Therapy Manufacturing Facility Dedicated to Commercial and Clinical TIL Cell Therapies

Iovance Cell Therapy Center (*i*CTC): Capacity Expansion Plans

Pre-Approval (Complete)

100s
of patients/year

Launch Prep
in core suites for commercial

4
separate flex suites for clinical

Today (as built)

up to **2,000+**
patients/year[1]

12
core suites for commercial

4
separate flex suites for clinical

Site Expansion (in progress)[2]

5,000+
patients/year

24
core suites for commercial

4
separate flex suites for clinical

***i*CTC Campus Expansion**

10,000+
patients/year

***i*CTC building expansion[3]**

Automation

1. Ongoing staffing, CDMO provides flexibility for incremental additional capacity 2. Expansion within existing shell 3. Option to build on adjacent parcel

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 13

14 © 2024, Iovance Biotherapeutics, Inc. 14 Targeting Potential Authorized Treatment Centers (ATCs) 1. Amtagvi.com Note: There are at least 50 authorized treatment centers; Not all authorized treatment centers may be listed on the locator tool (Last accessed May 30, 2024) . Abbreviations: ATC=Authorized Treatment Centers; NCCN=National Comprehensive Cancer Network; KOL=Key Opinion Leaders; BMT=Bone Marrow Transplant Targeting Considerations • Patient volume • NCCN status, KOLs • Existing cell therapy / BMT • Inpatient capacity • Iovance clinical trial (s) Drive Demand • Top account prioritization • Community referrals 50 ATCs Currently Onboarded; ~70 ATCs by End of 2024 Amtagvi ¯ Authorized Treatment Centers 1

15 © 2024, Iovance Biotherapeutics, Inc. 55% Commercial Medicare IPPS Exempt 4% 17% Medicare Advantage 8% Medicare FFS 7% Medicaid 9% Other Broad Market Access Metastatic Melanoma Payer Mix 1 Amtagvi - Eligible Patients Treated in the ATC Setting 1. Metastatic Melanoma Insurance Claims Analysis, TIL - eligible patients treated in the ATC setting (1/1/2018 – 6/30/2021). 2. As of May 30, 2024. Data on file. Abbreviations: ATC=Authorized Treatment Center; IPPS=Inpatient Prospective Payment System; FFS=Fee - For - Service; NCCN = Nationa l Comprehensive Cancer Network Payers appreciate the significant patient need, lack of treatment options, and Amtagvi ¯ clinical value Strong Reimbursement • Initial payer medical coverage policies consistent with label, clinical trials and NCCN guidelines • Strong hospital reimbursement expected ̶ Majority of Amtagvi patients are commercially insured 2 ̶ Inpatient payment methodologies are established ̶ Key payers expected to reimburse majority of provider costs

16 © 2024, Iovance Biotherapeutics, Inc. 16 Amtagvi ¯ Expansion Plans in Advanced Melanoma

17 © 2024, Iovance Biotherapeutics, Inc. 1. Germany, U.K., Canada, Italy, Spain, France, Netherlands, World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022 2. Clarivate DRG Disease Landscape (2021) 3. Germany, U.K., Canada, Italy, Spain, France, Netherlands, World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022 4. World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022 Ex - U.S.: Unmet Medical Need for Metastatic Melanoma Therapy Expanding Amtagvi ¯ launch ex - U.S. to double addressable patient population 8.9K 5.2K 3.5K 1L 2L 3L-4L EU5 Melanoma Drug - Treated Population, 2021 2 Unresectable / Metastatic Abbreviations: EU5=France, Germany, Italy, Spain and U.K.; 1L=first line therapy, 2L=second line therapy, 3L=third line thera py; 4L=fourth line therapy 14K Annual deaths in ex - U.S. target markets 1 59K Annual deaths worldwide 1 Ex - U.S. Planned 2024 Submissions: EU : 2 Q 2024 9.8K annual deaths in target EU countries 3 U.K.: 2H 2024 2.6K annual deaths 4 Canada: 2H 2024 1.4K annual deaths 4

18 © 2024, Iovance Biotherapeutics, Inc. Advanced Frontline Melanoma: ASCO Phase 2 Data Takeaways • ICI - naive patients with advanced melanoma treated with lifileucel plus pembrolizumab had deep and durable responses – Two thirds of patients had a confirmed response by RECIST v1.1 – Almost one third of patients had confirmed complete response – All evaluable patients had regression of target lesions – The vast majority of responses were ongoing – Median PFS not reached at nearly 2 years of median follow - up • PFS at 6 and 12 months: 64.7% • The safety profile for one - time treatment with lifileucel combined with pembrolizumab monotherapy is differentiated from the safety profiles of ICI combination regimens • Supports TILVANCE - 301, a registrational, randomized trial assessing lifileucel plus pembrolizumab in frontline advanced melanoma Abbreviations: ICI=immune checkpoint inhibitor; PFS=progression free survival; RECIST=Response Evaluation Criteria in Solid T umo rs.

LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA: IOV-COM-202 COHORT 1A

Baseline Patient and Disease Characteristics

Characteristics	N=23
Median age, y (min, max)	51.0 (18–68)
Male sex, n (%)	15 (65.2)
White	23 (100)
Melanoma type, n (%)	
Cutaneous	16 (69.6)
Acral	1 (4.3)
Mucosal	2 (8.7)
Unknown primary	4 (17.4)
Metastatic staging at study entry, n (%)	
M0	2 (8.7)
M1a	6 (26.1)
M1b–M1d	14 (60.9)
Unknown	1 (4.3)
Baseline ECOG status	
0	17 (73.9)
1	6 (26.1)

Characteristics	N=23
PD-L1 TPS, n (%)	
<1	4 (17.4)
≥1	13 (56.5)
Missing	6 (26.1)
Median target lesion SOD, mm (min, max)	50.0 (14–355)
>3 baseline target and nontarget lesions, n (%)	15 (65.2)
Liver metastasis, n (%)	7 (30.4)
Brain metastasis, n (%)	0
LDH, n (%)	
<ULN	15 (65.2)
1–2 × ULN	7 (30.4)
>2 × ULN	1 (4.3)
BRAF V600 mutated, n (%)	8 (34.8)
Prior BRAF/MEK inhibitor treatment	3 (13.0)
Median number of prior therapies (min, max)[a]	0 (0–2)

Data cutoff: April 17, 2024

[a]3 patients received prior chemotherapy, 2 patients received prior adjuvant immune checkpoint inhibitor >12 months prior to enrollment not counted as line of prior therapy per protocol.
ECOG, Eastern Cooperative Oncology Group; LDH, lactate dehydrogenase; PD-L1, programmed death-ligand 1; SOD, sum of diameters; TPS, tumor proportion score;
ULN, upper limit of normal.

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 19

LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA: IOV-COM-202 COHORT 1A

Safety

Nonhematologic TEAEs in ≥30% of Patients[a]

	N=23	
Preferred Terms, n (%)	Any grade	Grade 3/4
Chills	19 (82.6)	3 (13.0)
Pyrexia	18 (78.3)	4 (17.4)
Nausea	18 (78.3)	0
Vomiting	15 (65.2)	0
Fatigue	14 (60.9)	1 (4.3)
Febrile neutropenia	11 (47.8)	10 (43.5)
Headache	11 (47.8)	0
Diarrhea	10 (43.5)	1 (4.3)
Cough	10 (43.5)	0
Dyspnea	9 (39.1)	1 (4.3)
Alopecia	9 (39.1)	0
Decreased appetite	9 (39.1)	0
Hypertension	8 (34.8)	5 (21.7)
Rash maculopapular	8 (34.8)	3 (13.0)
Peripheral edema	8 (34.8)	1 (4.3)
Hypokalemia	8 (34.8)	0
Abdominal pain	7 (30.4)	0

Grade 3/4 Hematologic Lab Abnormalities[b]

	N=23
Preferred Terms, n (%)	Grade 3/4
Neutropenia	23 (100)
Lymphopenia	23 (100)
Leukopenia	22 (95.7)
Thrombocytopenia	22 (95.7)
Anemia	10 (43.5)

- By Day 30, Grade 3/4 hematologic lab abnormalities resolved to Grade ≤2:
  - Neutropenia: 91.3%
  - Lymphopenia: 78.3%
  - Leukopenia: 95.5%
  - Thrombocytopenia: 95.5%
  - Anemia: 90.0%
- No unexpected AEs
- AEs consistent with the lifileucel regimen occurred and resolved early
- AEs occurring later than 30 days after lifileucel infusion were generally consistent with pembrolizumab monotherapy
- **Safety was consistent with the underlying disease and known safety profiles of pembrolizumab, NMA-LD, lifileucel, and IL-2**

[a]TEAEs refer to adverse events that occur from the first dose of pembrolizumab or lifileucel infusion (whichever occurs first) up to 30 days after last dose of pembrolizumab or lifileucel infusion (whichever occurs later) or up to the start of a new anticancer therapy.
[b]Grade 3/4 hematologic laboratory toxicity during the period from the start of NMA-LD to 30 days after the TIL infusion (to any resolution date).
One patient had a grade 5 TEAE of sepsis.
AE, adverse event; IL-2, interleukin-2; NMA-LD, nonmyeloablative lymphodepletion; TEAE, treatment-emergent adverse event.

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 20

21 © 2024, Iovance Biotherapeutics, Inc. All response - evaluable patients demonstrated regression of target lesions ORR was 65.2%; CR rate was 30.4% Efficacy Investigator - Assessed Response (RECIST v1.1) N=23 ORR, n (%) (95% CI) 15 (65.2) ( 42.7, 83.6 ) CR 7 (30.4) PR 8 (34.8) SD 6 (26.1) PD 1 (4.3) NE 1 (4.3) Best Percentage Change From Baseline in Target Lesion SOD a One patient without a postdose tumor response assessment was not included. b Target lesion lymph node at baseline decreased by 50% is no longer pathological, and thus is shown here as - 100% representing uCR. CI, confidence interval; CR, complete response; NE, not evaluated; ORR, objective response rate; PD, progre ssi ve disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; SOD, sum of diameters; uCR, unconfirmed complete response. 20 0 – 20 – 40 – 60 – 80 – 100 % Change From Baseline N=22 a Best Overall Response CR uCR * PR SD PD Patients * The two uCRs have been confirmed post - data cut * * LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA: IOV - COM - 202 COHORT 1A

22 © 2024, Iovance Biotherapeutics, Inc. Lifileucel + pembrolizumab demonstrated durable and deepening responses Efficacy Percent Change From Baseline in Target Lesion SOD *Target lesion lymph node at baseline is no longer pathological and considered uCR. † The overlapping lines at – 100% represent 5 patients. ‡ The two uCRs have been confirmed post - data cut. CR, complete response; PD, progressive disease; PR, partial response; SD, stable disease; SOD, sum of diameters; uCR, unconfi rme d complete response. 20 0 – 20 – 40 – 60 – 80 – 100 Percent Change Baseline Day 42 Day 84 Day 126 Month 6 Month 9 Month 12 Month 15 Month 18 Month 21 Month 24 Month 27 Month 30 Month 36 Month 39 Month 42 Month 45 Month 33 Visit Best Response CR uCR ‡ PR SD PD † * LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA: IOV - COM - 202 COHORT 1A

23 © 2024, Iovance Biotherapeutics, Inc. • Median follow - up was 21.7 months • mDOR was NR • Median time to initial response was 2.6 months • 10 of 15 responders (66.7%) continue on study with ongoing response and 3 additional patients (20%) discontinued follow - up while in response Efficacy Time to Response and Time of Efficacy Assessment for Confirmed Responders (PR or Better) Duration of Response Responders (N=15/23) mDOR, months (95% CI) Not reached (NR) (16.8, NR) DOR, n (%) ≥ 6 months 11 (73.3) ≥ 12 months 8 (53.3) *CR start based on PET/CT showing no FDG uptake in all lesions and subsequently confirmed per RECIST 1.1. † Patient withdrew consent during assessment phase while still in response. ‡ Discontinued from study while in response to continue pembrolizumab off - study. § Discontinued due to disease progression of new lesion. ¶ Discontinued due to disease progression of non - target lesion. CI, confidence interval; CR, complete response; DOR, duration of response; mDOR, median duration of response; (FDG) fluorodeo xyg lucose; NR, not reached; PR, partial response. Patients 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 1A - 03* † 1A - 05 1A - 06* 1A - 07 1A - 12 ‡ 1A - 01 § 1A - 14 1A - 15 1A - 17 1A - 18 1A - 11 † 1A - 20 1A - 22 1A - 04 ¶ 1A - 23 CR start PR start Ongoing on study Pembrolizumab dosing Progression Time (months) Since Lifileucel Infusion Lifileucel + pembrolizumab demonstrated durable and deepening responses LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA: IOV - COM - 202 COHORT 1A

24 © 2024, Iovance Biotherapeutics, Inc. 1:1 Randomization TILVANCE - 301 Global Phase 3 and Confirmatory Trial LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA Abbreviations: BIRC=blinded independent review committee; ORR=objective response rate; PD=progressive disease; PD - 1=programmed cell death protein - 1; PFS=progression free survival Arm A: lifileucel plus pembrolizumab Long - term follow up Patient Population Unresectable or metastatic melanoma; no prior therapy for metastatic disease N=670 Arm B: pembrolizumab alone Study Design with FDA Agreement • Dual Primary Endpoints: ORR & PFS • Interim analysis on ORR • Final analysis on PFS • Registrational for frontline melanoma • Confirmatory for full approval of Amtagvi ¯ in post - anti - PD - 1 melanoma • First patient randomized 2Q23 Option to crossover to lifileucel after BIRC - confirmed PD Randomized, multicenter study with optional crossover to Iifileucel (NCT05727904)

25 © 2024, Iovance Biotherapeutics, Inc. 25 TIL Therapy Pipeline

26 © 2024, Iovance Biotherapeutics, Inc. 1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.g ov (accessed May 2024) 2. World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022 U.S. Deaths 1 Global Deaths 2 Melanoma 8K 59K Lung & Bronchus 125K 1.8M Endometrial 13K 97K 91% of all cancer cases are solid tumors 1 1 .8 M New cases of solid tumors in the U.S. 1 Expand into other indications Significant Market Potential in Solid Tumors and our Key Programs

Potential Market for Advanced Non-Small Cell Lung Cancer (NSCLC)

Addressing a Substantial Unmet Need in Metastatic NSCLC

Iovance TIL clinical program:

- 6 cohorts across 3 trials
- Multiple treatment regimens
- Various populations and stages of disease

125K annual deaths in U.S.[1]

Leading cause of U.S. cancer deaths, accounting for ~1 in 5 cancer-related deaths[2]

9% 5-year survival rate[2] and real-world overall survival <6 months[3] in U.S.

NSCLC Drug-Treated Population in 2022
Stage IV (U.S. and EU5)[4]



US
EU5
107K
116K
51.6K
46.2K
19.0K
12.3K
1L
2L
3L

1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.gov (accessed May 2024)
2. American Cancer Society, Lung Cancer. https://www.cancer.org/cancer/types/lung-cancer/about.html (accessed May 2024)
3. National Cancer Database, NSCLC survival from >1 million patients assessed. Lou Y et al. Survival trends among non-small cell lung cancer patients over a decade: impact of initial therapy at academic centers. Cancer Med. 2018.
4. Clarivate DRG Disease Landscape (2021)

Abbreviations: EU5=France, Germany, Italy, Spain and U.K.; 1L=first line therapy; 2L=second line therapy; 3L=third line therapy; NSCLC=non-small cell lung cancer

© 2024, Iovance Biotherapeutics, Inc.

27

IOV-LUN-202 Registrational Trial Design

Phase 2 Multicenter Study of Lifileucel† in Patients Post-Anti-PD-1 NSCLC (NCT04614103)

Patient Population

Unresectable or metastatic NSCLC with progression on or after prior anti-PD-1 treatment and chemotherapy

~35 sites and expanding in U.S., Canada, Europe

Registrational Cohorts

Cohort 1: NSCLC patients with < 1% or unknown TPS
Lifileucel

Cohort 2: NSCLC patients with ≥ 1% TPS
Lifileucel

Exploratory Cohorts

Cohort 3: Core Biopsy and Gen3††
Lifileucel

Cohort 4: Lifileucel, pre-progression tumor harvest

Retreatment Cohort

IOV-LUN-202 is designed to enroll patients with advanced NSCLC with a high unmet medical need, post anti-PD-1 treatment

Endpoints

- Primary: ORR by IRC
- Secondary: Safety

†Gen 2 TIL product †† Cohort 3 patients unable to undergo surgical harvest, TIL grown from core biopsy
Abbreviations: Anti-PD-1=anti-programmed cell death inhibitor; IRC=independent review committee; NSCLC=non-small cell lung cancer; ORR=objective response rate; TPS=tumor proportion score

IOVANCE 28

© 2024, Iovance Biotherapeutics, Inc.

29 © 2024, Iovance Biotherapeutics, Inc. Objective Response Rate of 26.1% by RECIST 1.1, Regardless of PD - L1 Status Preliminary Clinical Results for IOV - LUN - 202 Cohorts 1 and 2 IOV - LUN - 202 COHORTS 1 AND 2, POST - ANTI - PD - 1 NSCLC Data cut: July 6, 2023. 21 evaluable patients for response. Abbreviations: CR, complete response; NSCLC, non - small cell lung cancer; PR, partial response; SD=stable disease; SOD, sum of di ameters; TPS, tumor proportion score. n

30 © 2024, Iovance Biotherapeutics, Inc. All Patients Progressed on or After Anti - PD - 1 Therapy and Chemotherapy Preliminary Clinical Results for IOV - LUN - 202 Cohorts 1 and 2 1. Data cut: July 6, 2023. Responses were assessed by investigator. 2. Patients who have progressed on or after chemotherapy and anti - PD - 1 therapy for advanced (unresectable or metastatic) NSCLC with out EGFR, ROS or ALK genomic mutations and had received at least one line of an FDA - approved targeted therapy if indicated by other actionable tumor mutations. Abbreviations: AE, adverse event; CI, confidence interval; CR, complete response; ICI, immune checkpoint inhibitor; NE, not e val uable; NMA - LD, non - myeloablative lymphodepletion; NSCLC, non - small cell lung cancer; ORR, objective response rate; PD, progressive disease; PR, partial response; SD, stable disease; TEAE, trea tme nt - emergent AE. Iovance TIL Therapy Lifileucel in NSCLC Cohort 1 + 2 (n=23) 2 Objective Response Rate, n (%) 1 6 (26.1) (95% CI) (10.2, 48.4) Best overall response, n (%) CR 1 (4.3) PR 5 (21.7) SD 13 (56.5) PD 2 (8.7) NE 2 (8.7) IOV - LUN - 202 COHORTS 1 AND 2, POST - ANTI - PD - 1 NSCLC TEAEs were consistent with the underlying disease and known AE profiles of NMA - LD and IL - 2

31 © 2024, Iovance Biotherapeutics, Inc. All Responses Remain Ongoing at Time of Data Cut Data cut: July 6, 2023. A bar is presented for each patient starting from date of Lifileucel infusion up to date of new anti - cancer therapy, end of asse ssment, death, or data cutoff date, whichever occurs earlier. Abbreviations: CR, complete response; DOR, duration of response; NSCLC, non - small cell lung cancer; PR, partial response. IOV - LUN - 202 COHORTS 1 AND 2, POST - ANTI - PD - 1 NSCLC Preliminary Clinical Results for IOV - LUN - 202 Cohorts 1 and 2

NEXT-GENERATION TIL THERAPY IOV-4001

Phase 1/2 Open-Label First-in-Human Study: IOV-GM1-201

Genetically Modified, PD-1 Inactivated TIL Therapy IOV-4001 in Previously Treated Metastatic Melanoma and NSCLC (NCT05361174)

Patient Population

Adults with unresectable or metastatic melanoma or advanced NSCLC

N=53

Cohort 1: Unresectable or metastatic melanoma
Post-anti-PD-1/L1, post-BRAF/MEK inhibitor in patients with BRAF mutations

Cohort 2: Stage III or IV NSCLC
Post-anti-PD-1/L1 or
post targeted therapy and either chemotherapy or anti-PD-1/L1

Endpoints

- **Phase 1:** Safety (Complete)
- **Phase 2 Primary:** ORR per RECIST v1.1 by investigator
- **Secondary**: CR rate, DOR, DCR, PFS, OS, safety and tolerability

Abbreviations: Anti-PD-1=anti-programmed cell death inhibitor; CR=complete response;; DCR=disease control rate; DOR=duration of response; NSCLC=non-small cell lung cancer; ORR=objective response rate; OS=overall survival; PFS= progression free survival

© 2024, Iovance Biotherapeutics, Inc.

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Changing Treatment Landscape for Endometrial Cancer, an Immunosensitive Tumor Type

Unmet Need after Progression on/after Standard of Care (SoC) Chemotherapy and ICI

13.3K **annual deaths from Uterine Cancer in U.S.**[1]

>90% of Uterine Cancers are Endometrial Cancers

Uterine cancer is the most common gynecologic cancer and the fourth most frequent cancer in women in the U.S.[1]

67.8K
estimated new cases in U.S.[1]

18.9%
5-yr survival of women with distant metastases[1]

Anti-PD-(L)1 moving into front-line therapy setting:

- 1L chemotherapy plus anti-PD-(L)1 now considered SoC for both dMMR and pMMR tumors[2]
- After frontline chemotherapy (no ICI):
  - **dMMR tumors:** anti-PD-(L)1 monotherapy
  - **pMMR tumors:** Lenvatinib/pembrolizumab
- No SoC for 2L+ post-anti-PD-1
  - Molecularly defined subgroups with available targeted therapies are small
  - ORR with mono-chemotherapy after front-line chemo doublet: ~ 15%[4,5]
  - Currently no data on treatments after anti-PD-(L)1

Prevalence of biomarkers in endometrial cancer[3]

dMMR: 27%
(i.e., pMMR accounts for ~3/4 of endometrial cancer)

TMB-H: 43%

1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.gov (accessed May 2024); 2. NCCN Guidelines Version 2.2024 Endometrial Carcinoma; 3. Kang et al, Nature Portfolio, Scientific Reports, 2022; 4. Makker V, et al. N Engl J Med. 2022; 5. McMeekin S, et al. Gynecol Oncol. 2015.

Abbreviations: Anti-PD-1=anti-programmed cell death inhibitor; pMMR = proficient DNA mismatch repair; dMMR = deficient DNA mismatch repair; TMB-H = tumor mutational burden high; ORR = objective response rate

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 33

34 © 2024, Iovance Biotherapeutics, Inc. Phase 2 Proof of Concept Study Endpoints • Primary : ORR per RECIST v1.1 by investigator • Secondary : CR rate , DOR, DCR, PFS, OS, safety and tolerability • Interim data, including subgroup analyses, planned in the protocol. pMMR Subgroup dMMR Subgroup Endometrial Cancer Patient Population * Recurrent, metastatic or primary unresectable disease after chemo and anti - PD - 1 therapy <= 3 lines of prior systemic therapy with no more than 1 line of chemotherapy. *Sample size and study population of registrational ph2 study will be determined after PoC final analysis Abbreviations: Anti - PD - 1, anti - programmed cell death inhibitor; CR, complete response; dMMR, mismatch repair deficient; pMMR, mi smatch repair proficient; DCR, disease control rate; DOR, duration of response; ORR, objective response rate; OS, overall survival; PFS, progression free survival LIFILEUCEL IN ADVANCED ENDOMETRIAL CANCER Proof - of - Concept Trial in Patients with Mismatch Repair Proficient (pMMR) and Deficient (dMMR) Tumors

35 © 2024, Iovance Biotherapeutics, Inc. 35 Genetically modify TIL Optimize TIL composition Next - generation processes Expand TIL into new regimens Cellectis gene - editing TALEN ® collaboration 1,2 PD - 1 and other immune checkpoint targets (single and multiple knockouts) IL - 12 and other cytokine - tethered TILs PD - 1+ selected TIL CD39/69 double n egative TILs 3 Gen 3 (16 - day) process Core biopsy IOV - 3001 IL - 2 analog licensed from Novartis: IND planned Q3 2024 Trailblazing Next - Generation TIL Programs 1. Ritthipichai et al., ESMO 2020 2. Natarajan, et al., AACR 2022 3. Cubas et al., ESMO IO 2021 35 © 2024, Iovance Biotherapeutics, Inc. Abbreviations: IL - 12=interleukin 12; IND=investigational new drug application; PD - 1, programmed cell death protein - 1

36 © 2024, Iovance Biotherapeutics, Inc. 36 Corporate Summary & Milestones

37 © 2024, Iovance Biotherapeutics, Inc. 37 March 31, 2024 (in millions) Cash, cash equivalents, investments, restricted cash $362.6 Common shares outstanding 279.8 Preferred shares outstanding 2.9 1 Stock options and restricted stock units outstanding 30.8 1. Preferred shares are shown on an as - converted basis 2. Includes anticipated revenue from Amtagvi ¯ and Proleukin® Well - Capitalized in Pursuit of TIL Commercialization Cash runway is sufficient well into second half of 2025 2

38 © 2024, Iovance Biotherapeutics, Inc. REGULATORY □ Obtain FDA approval for lifileucel in advanced melanoma (approved on Feb. 16, 2024) □ Submit EMA regulatory dossier (1H24) □ Submit additional ex - U.S. dossiers (2H24) □ Meet with FDA to discuss NSCLC registrational path/frontline study PIPELINE □ Report clinical and pre - clinical data □ Resume enrollment in IOV - LUN - 202 □ Initiate Phase 2 trial in endometrial cancer □ Continue to enroll patients in clinical trials for advanced melanoma, NSCLC and gynecological cancers □ Advance new products toward clinic, including additional genetically - modified TIL therapies MANUFACTURING □ Fulfill patient demand for commercial launch and clinical trials □ Further expand capacity to meet U.S. and ex - U.S. demand COMMERCIAL □ Execute commercial launch (1Q24) □ On - board 50 ATCs within 90 days of PDUFA date □ On - board 70 ATCs by end of 2024 Anticipated 2024 Milestones Abbreviations: ATC=Authorized Treatment Centers; EMA=European Medicines Agency; FDA=U.S. Food and Drug Association; NSCLC=non - sm all cell lung cancer; PDUFA=Prescription Drug User Fee Act

Corporate Highlights

Pioneering a Transformational Approach to Cure Cancer



Large Market Opportunity in High Unmet Need Cancers

- Initial focus in post-ICI solid tumors
- Expansion into combinations, new tumor types, earlier lines of therapy and genetic modifications
- Key late-stage trials in melanoma, NSCLC
- First-in-human trial of genetically modified PD-1 inactivated TIL



First FDA Approved T Cell Therapy for a Solid Tumor Cancer

- FDA accelerated approval for Amtagvi™ in advanced melanoma
- TILVANCE-301 Phase 3 confirmatory trial in frontline advanced melanoma (FTD)
- Defined registration strategy in NSCLC



Efficient and Scalable Proprietary Manufacturing Facility

- Iovance Cell Therapy Center (*i*CTC) in-house manufacturing
- Ample capacity for U.S. launch and global clinical trials
- Additional capacity with contract manufacturer



Fully-Integrated for Commercial Success

- Experienced cross-functional cell therapy team
- TIL service-line capabilities established with leading U.S. cancer centers
- IovanceCares™ proprietary platform

© 2024, Iovance Biotherapeutics, Inc.

Abbreviations: FTD, fast track designation; ICI, immune checkpoint inhibitor; NSCLC, non-small cell lung cancer; PD-1, programmed cell death protein-1

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40 © 2024, Iovance Biotherapeutics, Inc. © 2024, Iovance Biotherapeutics, Inc. Thank You